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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 28, 2000


                            COMVERSE TECHNOLOGY, INC.
             (Exact name of Registrant as specified in its charter)


          NEW YORK                      0-15502                 13-3238402
(State or Other Jurisdiction          (Commission            (I.R.S. Employer
     of Incorporation)                File Number)          Identification No.)


           170 CROSSWAYS PARK DRIVE
              WOODBURY, NEW YORK                                 11797
   (Address of Principal Executive Offices)                    (Zip Code)



       Registrant's telephone number, including area code (516) 677-7200



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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NY2:\966264\02\kpk_02!.DOC\37994.0017
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ITEM 5.  OTHER EVENTS

                     The Registrant's Consolidated Financial Statements for the years ended December 31, 1997 and January 31, 1999 and 2000 are attached as
Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         *23.1    Consent of Deloitte & Touche LLP.

         *99.1 Registrant's Consolidated Financial Statements for the years ended December 31, 1997 and January 31, 1999 and 2000.

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         * Filed herewith.


                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                          COMVERSE TECHNOLOGY, INC.

Dated: September 28, 2000                 By: /s/  William F. Sorin
                                              ---------------------------------
                                              Name: William F. Sorin
                                              Title: Corporate Secretary



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                                  EXHIBIT INDEX

EXHIBIT
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*23.1             Consent of Deloitte & Touche LLP.

*99.1 Registrant's Consolidated Financial Statements for the years ended December 31, 1997 and January 31, 1999 and 2000.






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* Filed herewith.














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